UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on November 1, 2024, and November 22, 2024, the Company entered into a certain service agreement (the “Agreement”) with V Gallant SDN BHD (“V Gallant”), a private company incorporated in Malaysia. Pursuant to the Agreement, the Company engaged V Gallant for its generative AI solutions and AI digital human technology services (the “Services”) in accordance with the terms and conditions therein. The Company agreed to pay V Gallant a total consideration of USD16,000,000 (the “Fees”) to V Gallant and/or its nominees for the Services and all associated hardware and software under the Agreement.

The Fees shall be payable by the Company to V Gallant and/or its nominees via the issuance of shares of common stock, par value $0.00001 per share (“TGL Shares”) at a determined issuance price of $0.67 per TGL Share in the following manner: (1) the first instalment, constituting a down payment of fifty percent (50%) of the Fees, being $8,000,000), shall be due upon execution of this Agreement; and (2) the remainder, constituting fifty percent (50%) of the Fees, being $8,000,000, shall be paid in twelve (12) equal monthly instalments, commencing from January 31, 2025, with each payment due on the last day of each calendar month, until December 31, 2025, unless otherwise mutually agreed in writing by the TGL and V Gallant.

On March 24, 2025, the Company entered into supplemental letter agreement to the Agreement (“Supplemental Agreement”) with V Gallant to amend the scope of Services provided by V Gallant under the Agreement.

The above summary of the Agreement and Supplemental Agreement is qualified in its entirety by reference to the full texts of the Agreement and, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

The TGL Shares will be issued pursuant to the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Service Agreement Dated October 29, 2024 Between Treasure Global Inc and V Gallant SDN BHD (Incorporated by reference to the Registrant’s Current Report on Form 8-K, originally filed on November 22, 2024)
10.2	Supplemental Letter agreement between Treasure Global Inc and V Gallant SDN BHD dated March 24, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2025	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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